Oppenheimer Emerging Markets Innovators Fund

Supplement dated October 29, 2015 to the

Prospectus

This supplement amends the Prospectus of Oppenheimer Emerging Markets Innovators Fund (the "Fund"), dated December 29, 2014, and is in addition to any other supplement(s).

Effective December 29, 2015, the Prospectus is revised as follows:

The third paragraph of the section titled "Principal Investment Strategies" beginning on page 4 of the Prospectus is deleted in its entirety and replaced by the following:

The Fund may also invest in securities of issuers in less-developed emerging market countries that are not included in standard emerging market benchmarks or classifications and are traditionally less accessible to investors or in the early stages of capital market or economic development (such countries are commonly referred to as “frontier” market countries). Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging and developing market countries. Investments in issuers in frontier market countries are included in the 80% of the Fund’s assets discussed in the investment policy above.

October 29, 2015                                                                                                       PS1607.001